UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2004

GENUINE PARTS COMPANY

(Exact Name of Registrant as Specified in Charter)

Georgia	001-05690	58-0254510

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 Circle 75 Parkway, Atlanta, GA 30339

(Addresses of Principal Executive Offices, including Zip Code)

(770) 953-1700

(Registrant’s Telephone Number, including Area Code)

Item 12. Results of Operations and Financial Condition.

     The information contained in this Current Report on Form 8-K of Genuine Parts Company is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of the Securities and Exchange Commission’s (the “SEC”) Form 8-K in accordance with the guidance provided under SEC Release Nos. 33-8216 and 34-47583.

     The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

     Attached and incorporated herein by reference, as Exhibit 99.1, is a copy of the press release of Genuine Parts Company, dated July 15, 2004, reporting Genuine Parts Company financial results for the second quarter and six months ended June 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUINE PARTS COMPANY
By:	/s/ Jerry W. Nix
	Name:	Jerry W. Nix
	Title:	Executive Vice President – Finance (Principal Financial Officer)

Date: July 15, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated July 15, 2004.